UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  August 1, 2012

China Bilingual Technology & Education Group Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-162102	68-0678185
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 2 Longbao Street Xiaodian Zone, Taiyuan City Shanxi Province, People’s Republic of China	030031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-351-7963988

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 1, 2012, China Bilingual Technology & Education Group Inc. (the “Company”) dismissed Child Van Wagoner & Bradshaw, PLLC (“CVW&B”) as the Company’s independent registered public accounting firm. The dismissal was approved by the Company’s Board of Directors on August 1, 2012.

During the eight months ended August 31, 2011 and twelve months ended December 31,  2010, CVW&B’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the eight months ended August 31, 2011 and twelve months ended December 31,  2010 and the subsequent interim period through August 1, 2012, (i) there were no disagreements between the Company and CVW&B on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of CVW&B would have caused CVW&B to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements; and  (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On August 1, 2012, the Company provided CVW&B with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that CVW&B furnished it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated August 2, 2012, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On August 1, 2012, the Company engaged Anderson Bradshaw PLLC (“Anderson Bradshaw”), CVW&B”s successor firm, as its independent registered public accounting firm for the Company’s fiscal year ending August 31, 2012. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on August 1, 2012.

During the eight months ended August 31, 2011 and twelve months ended December 31, 2010 and the subsequent interim period through August 1, 2012, the Company did not consult with Anderson Bradshaw regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Child Van Wagoner & Bradshaw, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA BILINGUAL TECHNOLOGY & EDUCATION GROUP INC.

Date: August 3, 2012	By:	/s/ Michael Toups
Name: Michael Toups
Title: Chief Financial Officer